Exhibit 10.2

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential. The omitted information is indicated by [***].

AMENDMENT No. 3 TO PURCHASE AGREEMENT COM0247-25

This Amendment No.3 (COM0397-26) (the “Amendment No. 3”) dated as of September 14, 2026 is between EMBRAER S.A., a corporation existing under the laws of Brazil, with office at Avenida Brigadeiro Faria Lima, 2170, in the City of São José dos Campos, State of São Paulo, Brazil (“Embraer”) and SKYWEST, INC. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0247-25 dated June 17, 2025 as amended and assigned from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement, and in case of any conflict between this Amendment No.3 and the Purchase Agreement, this Amendment No.3 shall control.

WHEREAS, Buyer wishes to advance the Contractual Delivery Date of [***] Aircraft from [***], with specific configuration according to Attachment A1;

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1. DELIVERY

Attachment “E” to the Purchase Agreement is hereby deleted and replaced in its entirety by Attachment “E” attached to this Amendment No. 3. The Contractual Delivery Date of the Aircraft is as provided in Attachment “E” attached hereto.

2. [***]

3. REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 3, will remain in full force and effect without any change.

4. COUNTERPARTS

This Amendment No. 3 may be executed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together will constitute one and the same instrument.

This Amendment No. 3 may be signed and exchanged by e-mail attaching a copy of the signed Agreement in portable document format with originals to follow by an internationally recognized courier.

Amendment No. 3 to Purchase Agreement COM0247-25 COM0397-26	Page 1 of 2

AMENDMENT No. 3 TO PURCHASE AGREEMENT COM0247-25

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have executed this Amendment No. 3 to be effective on the date first written above.

EMBRAER S.A.		SKYWEST, INC.

By:	/s/ Marcelo Pereira Santiago	By:	/s/ Wade Steel

Name: Marcelo Pereira Santiago		Name: Wade Steel
Title: VP Contracts & Asset Mgmt		Title: Chief Commercial Officer

By:	/s/ Marc Thomas Ahlgrimm

Name: Marc Thomas Ahlgrimm
Title: Director, Contracts

Place:	São José dos Campos, SP, Brazil	Place:	St. George, Utah, USA

Amendment No. 3 to Purchase Agreement COM0247-25 COM0397-26	Page 2 of 2

ATTACHMENT “E” AIRCRAFT DELIVERY SCHEDULE

Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

[***]

Attachment “E” to Purchase Agreement COM0247-25 Amendment No. 3 COM0397-26	Page 1 of 1